                                                                    Exhibit 99.1
[LOGO]

                                                     NEWS



                                          FOR IMMEDIATE RELEASE


                      DOCUMENTUM ANNOUNCES RECORD REVENUES


                     19TH QUARTER OF SEQUENTIAL REVENUE IMPROVEMENT


PLEASANTON, Calif. October 14, 1998 DOCUMENTUM(R), Inc. (NASDAQ: DCTM), the recognized leader in enterprise document and knowledge management solutions for client/server and Web environments, today announced record revenues for the third quarter ended September 30, 1998. For comparative purposes, except where noted, the results discussed throughout this release exclude the effects of a one time charge of $34.6 million related to the previously announced acquisition of Relevance Technologies, Inc., that closed on July 16, 1998.

     Revenues for the third quarter of 1998 were $33.9 million, a 72 percent increase over revenues of $19.7 million for the same period of 1997. Excluding the one time charge, net income for the third quarter of 1998 increased 61 percent to $3.3 million, compared with net income of $2.0 million reported for the third quarter ended September 30, 1997. Diluted earnings per share, excluding the one time charge, grew 36 percent to $0.19 in the third quarter, up from $0.14 for the third quarter of 1997. Including the one time charge of $34.6 million, the net loss for the quarter was $31.4 million ($1.90 loss per diluted share).

     "We are extremely pleased with the growth we achieved in the third quarter," said Jeffrey A. Miller, president and CEO of DOCUMENTUM, Inc. "The launch of EDMS 98 was a resounding success, and fueled the adoption of our technology among Global 2000 corporations. Our combination of leading edge technology, industry knowledge and market focus has made DOCUMENTUM one of the fastest-growing software companies in the world."

     In addition to historical information contained herein, this news release contains forward-looking statements that involve risks and uncertainties. The company's future actual results could differ materially from the forward-looking statements discussed herein. Factors that could cause or contribute to such differences include, but are not limited to, those discussed from time to time in the company's public reports filed with the Securities and Exchange Commission, such as those under "Risk Factors" included in the company's annual report on Form 10-K for fiscal year ended 1997 and the company's quarterly reports on Form 10-Q for the quarters ended March 31, 1998 and June 30, 1998.


ABOUT DOCUMENTUM

          DOCUMENTUM (www.documentum.com) develops, markets and supports a family of enterprise document management products that improve the effectiveness of the organization based on a company's business-critical information and proven processes. Headquartered in Pleasanton, California, DOCUMENTUM sells its products and services worldwide through a direct sales force, systems integrators, and affiliated distributors. DOCUMENTUM is the recognized leader in the document management market, with global customers in the process manufacturing, discrete manufacturing, finance and government services sectors.
                                      ###
Contact:
Mark Garrett
VP and Chief Financial Officer
Documentum, Inc.
925/463-6800
inv.rel@documentum.com
P1117

                               DOCUMENTUM, INC.
                     CONDENSED CONSOLIDATED BALANCE SHEET
                           (in thousands; unaudited)

                                          SEPTEMBER 30,           DECEMBER 31,
                                              1998                    1997
                                          --------------         --------------

                               ASSETS


 Current assets:
   Cash and cash equivalents               $      16,291          $      14,236
   Short-term investments                         80,858                 78,895
   Accounts receivable, net of allowances         25,713                 19,996
   Other current assets                            7,168                  3,740
                                          --------------         --------------
     Total current assets                        130,030                116,867


 Property and equipment, net                      13,286                  9,837
 Other assets                                      5,491                    499
                                          --------------         --------------
                                           $     148,807          $     127,203
                                          ==============         ==============



                LIABILITIES AND STOCKHOLDERS' EQUITY

 Current Liabilities:
   Accounts payable                        $       4,034          $       1,721
   Accrued liabilities                            22,479                 15,225
   Deferred revenue                               12,869                  8,224
                                          --------------         --------------
     Total current liabilities                    39,382                 25,170
                                          --------------         --------------

 Stockholders' equity                            109,425                102,033
                                          --------------         --------------
                                           $     148,807          $     127,203
                                          ==============         ==============

                               DOCUMENTUM, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
               (in thousands, except per share data; unaudited)


                                         THREE MONTHS ENDED          NINE MONTHS ENDED
                                             SEPTEMBER 30,             SEPTEMBER 30,
                                        --------------------        -------------------
                                           1998      1997             1998       1997
                                        ---------- ---------        --------- ---------
Revenues:
  Licenses                               $ 21,562   $ 14,215        $ 57,329   $ 37,284
  Services                                 12,321      5,454          30,063     14,732
                                        ---------  ---------        --------  ---------
    Total revenues                         33,883     19,669          87,392     52,016
                                        ---------  ---------        --------  ---------
Cost of revenues:
  Licenses                                    944        678           2,851      1,475
  Services                                  7,272      3,166          18,278      8,567
                                        ---------  ---------        --------  ---------
    Total cost of revenues                  8,216      3,844          21,129     10,042
                                        ---------  ---------        --------  ---------

Gross profit                               25,667     15,825          66,263     41,974
                                        ---------  ---------        --------  ---------
Operating expenses:
  Sales and marketing                      13,823      8,926          36,239     24,824
  Research and development                  5,391      2,885          12,764      7,746
  General and administrative                2,635      1,407           7,355      3,908
                                        ---------  ---------        --------  ---------
    Total operating expenses               21,849     13,218          56,358     36,478

Income from operations                      3,818      2,607           9,905      5,496

Interest and other income, net              1,112        464           3,256      1,461
                                        ---------  ---------        --------  ---------
Income before income tax provision          4,930      3,071          13,161      6,957

Provision for income taxes                 (1,676)    (1,044)         (4,474)    (2,366)
                                        ---------  ---------        --------  ---------
Net income                               $  3,254   $  2,027        $  8,687   $  4,591
                                        =========  =========       =========  =========

Basic earnings per share                 $   0.20   $   0.14        $   0.54   $   0.32
Diluted earnings per share               $   0.19   $   0.14        $   0.51   $   0.31

Shares used to compute earnings per share
Basic                                      16,500     14,341          16,072     14,293
Diluted                                    17,383     14,994          17,112     14,891

NOTE:

  Condensed Consolidated Statement of Operations for the three and nine months ended September 30, 1998 excludes the effects of a one time charge of $34,622,000 primarily related to the acquisition of Relevance Technologies, Inc.

  Condensed Consolidated Statement of Operations for the nine months ended September 30, 1998 excludes the effects of a one time charge of $2,171,000 primarily related to the acquisition of Workgroup Management, Inc.

                               DOCUMENTUM, INC.
                CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
               (in thousands, except per share data; unaudited)


                                          THREE MONTHS ENDED         NINE MONTHS ENDED
                                             SEPTEMBER 30,             SEPTEMBER 30,
                                        --------------------        -------------------
                                           1998      1997             1998       1997
                                        ---------  ---------        --------  ---------
Revenues:
  Licenses                               $ 21,562   $ 14,215        $ 57,329   $ 37,284
  Services                                 12,321      5,454          30,063     14,732
                                        ---------  ---------        --------  ---------
    Total revenues                         33,883     19,669          87,392     52,016
                                        ---------  ---------        --------  ---------
Cost of revenues:
  Licenses                                    944        678           2,851      1,475
  Services                                  7,272      3,166          18,278      8,567
                                        ---------  ---------        --------  ---------
    Total cost of revenues                  8,216      3,844          21,129     10,042
                                        ---------  ---------        --------  ---------

Gross profit                               25,667     15,825          66,263     41,974
                                        ---------  ---------        --------  ---------
Operating expenses:
  Sales and marketing                      13,823      8,926          36,239     24,824
  Research and development                  5,391      2,885          12,764      7,746
  General and administrative                2,635      1,407           7,355      3,908
  Acquisition and related costs                 -          -           2,171          -
  Purchased in process research and
       development                         34,622          -          34,622          -
                                        ---------  ---------        --------  ---------
    Total operating expenses               56,471     13,218          93,151     36,478

Income (loss) from operations             (30,804)     2,607         (26,888)     5,496

Interest and other income, net              1,112        464           3,256      1,461
                                        ---------  ---------        --------  ---------
Income (loss) before income tax
   provision                              (29,692)     3,071         (23,632)     6,957

Provision for income taxes                 (1,676)    (1,044)         (4,075)    (2,366)
                                        ---------  ---------        --------  ---------
Net income (loss)                        $(31,368)  $  2,027        $(27,707)  $  4,591
                                        =========  =========        ========= =========

Basic earnings (loss) per share          $  (1.90)  $   0.14        $  (1.72)  $   0.32
Diluted earnings (loss) per share        $  (1.90)  $   0.14        $  (1.72)  $   0.31

Shares used to compute earnings (loss)
 per share
Basic                                      16,500     14,341          16,072     14,293
Diluted                                    16,500     14,994          16,072     14,891